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                                                                    Exhibit 23.1




                       CONSENT OF INDEPENDENT ACCOUNTANTS


We consent to the incorporation by reference in this registration statement on
Form S-8 (File No. 333-       ) of our reports dated February 2, 1996 on our
audits of the consolidated financial statements and financial statement schedules of Western Micro Technology, Inc.



                             /s/ COOPERS & LYBRAND LLP


San Jose, CA
July 24, 1996